NAKAMOTO 中本

NASDAQ: NAKA

Nakamoto to Acquire BTC Inc & UTXO Management GP, LLC


NAKAMOTO

NAKAMOTO.COM

NAKAMOTO 中本

LEGAL DISCLAIMER

Forward Looking Statements: All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Nakamoto Inc., a Delaware corporation ("Nakamoto") expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to Nakamoto. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, including, without limitation, statements about expectations regarding anticipated synergies, cross–selling opportunities, operational plans, market expansion, the long–term strategic impact or anticipated effects of the Transaction, financial projections of BTC Inc and/or UTXO, the timing of closing of the Transaction, Bitcoin-related strategies, Bitcoin treasury management activities, and Nakamoto's anticipated holding of Bitcoin as part of its corporate treasury. Such forward-looking statements are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “see,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of Nakamoto and its operations, subsidiaries, strategies and plans, expectations regarding anticipated synergies, cross–selling opportunities, operational plans, market expansion, the long–term strategic impact or anticipated effects of the Transaction, financial projections of BTC Inc and/or UTXO, the timing of closing of the Transaction, Bitcoin-related strategies, and Bitcoin treasury management activities. . These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Factors that could cause actual results to differ include, but are not limited to, the following: the acquisition of BTC Inc or UTXO may not provide the benefits we anticipate receiving due to any number of factors, including the inability of BTC Inc or UTXO to maintain current level of earnings or to continue to grow its sales to new and existing customers; our inability to successfully cross-sell business between our existing customers and BTC Inc’s or UTXO’s existing products or services, or expand products or services to new customers; the effect of the announcement or pendency of the Transaction on our business relationships, performance, and business generally; the acquisition of BTC Inc or UTXO may not be closed in a timely manner or at all, which may adversely affect the price of our securities; and we may encounter difficulties with integration or unanticipated costs related to the Transaction; Bitcoin market volatility, ; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Nakamoto's control, including those detailed in Nakamoto's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of Nakamoto that are filed, or will filed, with the SEC that are or will be available on Nakamoto's website at www.nakamoto.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that Nakamoto believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Nakamoto does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of Nakamoto or any other party, nor does it constitute a solicitation of any proxy or vote. Past performance is not indicative of future results.

NAKAMOTO 中本

LEGAL DISCLAIMER

UTXO Management GP, LLC (the "Investment Manager") is not registered as an investment adviser with the Securities and Exchange Commission or any state's or country's securities commission.

THE INFORMATION FURNISHED IN THESE MARKETING MATERIALS IS IN ALL RESPECTS CONFIDENTIAL IN NATURE. DISSEMINATION OF THIS CIRCULAR OR DISCLOSURE OF ANY KIND MAY CAUSE SERIOUS HARM OR DAMAGE TO THE FUND AND THE INVESTMENT MANAGER. PAST PERFORMANCE IS NOT INDICATIVE OR A GUARANTEE OF FUTURE RESULTS.

There can be no guarantee that investment objectives will be achieved, and the investment results may vary substantially from year to year or even from month to month. The information herein is not intended to provide, and should not be relied upon for, accounting, legal, or tax advice or investment recommendations. You should consult your tax, legal, accounting or other advisors about the matters discussed herein. Investment Manager's ability to achieve its investment objectives may be affected by a variety of risks not discussed herein. The information set forth herein does not purport to be complete and no obligation to update or otherwise revise such information is being assumed.

Certain information contained in this document constitutes "forward-looking statements" which can be identified by use of forward-looking terminology such as "may," "will," "target," "should," "expect," "attempt," "anticipate," "project," "estimate," "intend," "seek," "continue," or "believe" or the negatives thereof or other variations thereon or comparable terminology. Due to the various risks and uncertainties, actual events or results in the actual performance of the Investment Manager may differ materially from those reflected or contemplated in such forward-looking statements. The Investment Manager is the source for all graph and charts, unless otherwise noted.

This document may present past performance data regarding prior/other investments, funds, and/or trading accounts managed by the Investment Manager. This is presented solely for explanatory purposes. Furthermore, there is no guarantee the Investment Manager and/or Manager will be able to replicate the mandate, strategy, portfolio construction and risk management parameters reflected in their prior performance data. Market factors and unforeseen circumstances both internally and externally may result in a wide deviation from the returns reflected in the prior performance data, and there is no guarantee the Investment Manager and/or Manager will be able to avoid and/or remediate such internal and external factors. Past performance is not indicative or a guarantee of future results.

Acquisition Creates a Highly Synergistic Bitcoin Operating Company

Combined company will have media, asset management, and advisory capabilities.

Transaction & Purchase Price

- Nakamoto to acquire BTC Inc ("BTC") and UTXO Management GP, LLC ("UTXO") for approximately $107,295,354 in total consideration before any purchase price adjustments at closing, based on Nakamoto's closing price on February 13, 2026 of $0.2951, (the "Transaction"), in accordance with Nakamoto's and BTC's call options under the Marketing Services Agreements, dated May 12, 2025, by and between Nakamoto and BTC Inc (the "MSA").
- BTC and UTXO securityholders will receive 363,589,816 shares of Nakamoto common stock on a fully diluted basis ("Nakamoto Shares") prior to any purchase price adjustments at closing.

Synergies / Upsides

- Significant cross-sell opportunities across conference, media, advisory and asset management businesses.
- Additional potential upside through future adjacencies that leverage acquired brands and distribution capabilities.

Transaction Financing

- Transaction to be financed with the Nakamoto Shares, which were calculated based on a $1.12 price for Nakamoto Shares, pursuant to the MSA.

Transaction Financing

- Expected to close in Q1 of 2026 following satisfaction of customary closing conditions.
- Nakamoto shareholders previously approved the issuance of up to 600,000,000 Nakamoto common stock pursuant to the MSA on May 18, 2025, so no further Nakamoto shareholder approval is required.

Creating the Predominant Bitcoin Operating Company

Transaction to create a global Bitcoin operating company, with dominant brands, global reach, leadership expertise and compatible services to drive Bitcoin adoption across capital markets.

Transaction Creates Global Bitcoin Operating Company	• Combines BTC (Media & Information Services) and UTXO (Asset Management) with Nakamoto's Bitcoin capital base and advisory services, creating a global Bitcoin operating company.
Brands and Distribution Unlocks Growth	• Unparalleled global flagship brands — Bitcoin Magazine, Bitcoin Conference, Bitcoin for Corporations, UTXO, backed by David Bailey's prominence within the ecosystem; confers outsized credibility and mindshare across the Bitcoin landscape. • Access to large, proprietary audiences (e.g., multi million reach across media & events), deep corporate client relationships at BTC, and UTXO's investor network.
Immediate Scale from Durable, Cash Flow Generating Businesses	• BTC and UTXO expected to provide recurring earnings to fund growth and strengthen the balance sheet. • Potential to tactically deploy future free cash flow generation into further growth opportunities or Bitcoin accumulation.
Information-to-Capital "Flywheel" Drives Growth	• Expected to create a compounding and synergistic "flywheel" between complementary businesses to compound strategic advantage over time: audience → clients → products and services → revenue →growth.
Adds Significant Optionality to Existing Bitcoin Capital Base	• Adds institutional capabilities for future collateral efficiency and Bitcoin income strategies. • Increases optionality to tactically deploy existing Bitcoin capital base or accumulate additional Bitcoin, as opportunities arise.
Synergy Upside and Operating Leverage	• Potential for significant cross-sell across media, asset management and advisory services; shared infrastructure and go-to-market may create opportunities to expand margins while accelerating fund flows and enterprise adoption.
Proven Leadership with Deep Ecosystem Credibility	• Team with over a decade of operating track record (David Bailey, Tyler Evans, Amanda Fabiano) and deep industry relationships to secure partnerships, talent, and transactions across cycles.

Our Vision

We hold Bitcoin on our balance sheet and, through our ecosystem-wide presence, seek to provide investors with exposure to Bitcoin's global growth.

Our businesses strive to generate deep market insights, free cashflow, and a global opportunity pipeline.

COMPANY VERTICALS

Media & Information Services – Through BTC Inc we will operate one of the largest global media platform for Bitcoin, anchored by the globally recognized Bitcoin Conference.

Financial & Asset Management Services – UTXO Management will be first investment in this vertical, bringing our shareholders exposure to Bitcoin-native businesses across public and private markets.

Advisory & Consulting Services – We advise Bitcoin-native and adjacent companies on capital formation, transactions, regulation, and scale. This vertical provides a durable source of recurring revenue.

TREASURY

The Nakamoto Bitcoin Treasury is the foundation of our enterprise.
Our mission is to scale it.



NAKAMOTO
MEDIA & INFORMATION SERVICES
BTC
bitcoin conference
BITCOIN MAGAZINE
FINANCIAL & ASSET MANAGEMENT SERVICES
UTXO
ADVISORY & CONSULTING SERVICES
BITCOIN FOR CORPORATIONS
NAKAMOTO BITCOIN TREASURY

Nakamoto Flywheel

Nakamoto is structured as an integrated Bitcoin company, reinforced by a Bitcoin-denominated balance sheet. Together, these verticals form a "flywheel" designed to compound strategic advantage and long-term shareholder value.

HOW THE FLYWHEEL WORKS:

1. **Audience** - Nakamoto's media and information brands seek to attract the largest audience in Bitcoin.
2. **Clients -** That audience is expected to convert into a global book of clients and partners across all three **verticals.**
3. **Products & Services -** Integrated offerings across Media & Information, Advisory & Consulting, and Financial Services & Asset Management can serve clients and investors at every stage.
4. **Revenue -** Each vertical is expected to generate recurring free cash flow that can fortify Nakamoto's Bitcoin-denominated balance sheet.
5. **Growth -** Capital can be redeployed to scale existing businesses, pursue strategic investments, finance new Bitcoin purchases, and launch growth initiatives.



AUDIENCE
1
2
CLIENTS
3
PRODUCTS & SERVICES
4
REVENUE
5
GROWTH
MEDIA & INFORMATION
ADVISORY & CONSULTING
FINANCIAL SERVICES & ASSET MANAGEMENT
NAKAMOTO

About BTC Inc

For over a decade, BTC Inc has developed the largest media brands in Bitcoin, growing its audience and clients to meet industry demand.

BTC Inc is the parent company of Bitcoin Magazine, The Bitcoin Conference, and Bitcoin for Corporations. Since 2013, BTC Inc has created a portfolio of media brands, an unparalleled client and leadership network, and global event series. BTC Inc's growth has endured Bitcoin market dynamics and provided stable revenue, product growth, and market insights. Its financial and marketing performance indicates its strength in the business flywheel.

106%
Revenue Growth '25 vs. '24

35%
4-yr revenue CAGR

27
Number of Brands

700+
Advertisers and Sponsors

6.0M
Aggregated Social Media Followers

1.13B
Aggregated Social Media Impressions

14.1M
Aggregated Live Stream Viewers

~67K
Event Attendance in 2025

44%
Event Attendance 4-yr CAGR

FINANCIAL HIGHTLIGHTS


Revenue
$15M
$31M
$65M
2023
2024
2025

FY 2025 revenue is based on estimates fron BTC Inc management.

NAKAMOTO

Source: Nakamoto Management
FY2025 financials are latest estimates from BTC management.
FY2023 and FY2024 are audited.
BTC statistics are as of 12/31/25.

Bitcoin's Media and Culture Powerhouse

Established by David Bailey in 2013, BTC Inc has amassed one of the largest media infrastructure for Bitcoin globally. Our seasoned team can rapidly deploy brands and products in-house and through licensing and partnerships, that evolve with market demand and provide durable sources of revenue.

Core Event Products

- Flagship annual Bitcoin Conference with 31,000+ attendees
- Scaled through local licensing and joint ventures, expanding into a global brand
- Conferences active across the U.S., Europe, Middle East, and Asia

Core Media Products

- Anchored by Bitcoin Magazine, one of the longest running Bitcoin media brand
- Global content, advertising, and marketing platform
- Reaches millions through digital, print, and ecommerce channels
- Scalable source of Bitcoin news and culture

Bespoke / Seasonal Products

- In-house event production and media teams enable rapid launch of bespoke and seasonal products
- Faster speed-to-market with lower production costs compared to companies without an experienced, in-house production team
- Built to respond to client and audience demand in real time
- Particularly effective during election cycles, major market milestones, and unique moments in Bitcoin adoption

Bespoke / Seasonal Products

Source: Nakamoto Management
BTC statistics are as of 12/31/25.

About UTXO

Founded in 2019, by David Bailey, Tyler Evans, and Coyn Mateer, UTXO invests exclusively in Bitcoin opportunities across public and private markets.

UTXO has leveraged insights from its marketing relationship with BTC Inc to invest at the forefront of Bitcoin adoption. 210k Capital is an event-driven, actively managed Bitcoin hedge fund capturing asymmetric upside across Bitcoin, Bitcoin-related equities, market dislocations, derivatives, and yield strategies. The fund actively manages Bitcoin exposure across macro and liquidity regimes, seeking to capture asymmetric upside during bull markets while mitigating downside risk through discretionary hedging and risk management. The investment process is driven by fundamental analysis, opportunistic positioning, and disciplined risk controls. Since its inception, **UTXO has outperformed Bitcoin on an annualized basis, increasing AUM and Cumulative Net Return**, to which Nakamoto's shareholders will have exposure upon the closing of this transaction.

$128M

Assets Under Management (AUM) as of 1/31/26

1325%

Cumulative Return Since 9/17/19 Inception as of 1/31/26

+12%

Annualized Net Outperformance vs Bitcoin as of 1/31/26

50%

Annualized Net Return Since Inception as of 1/31/2026

53%

2025 Net Return

59%

2025 Net Outperformance vs Bitcoin

NAKAMOTO

Source: Nakamoto Management
FY2025 and FY 2026 financials are latest estimates from UTXO management.
Net performance through 1/31/2026 reflects unaudited results with a 2% management fee and 20% performance allocation since fund inception. Past performance is not indicative of future results.

210K Capital Highlights


Cumulative Performance (Indexed to 100)
1,310
210k
859
BTC
1,400
1,200
1,000
800
600
400
200
0
S'19
D'19
J'20
D'20
J'21
D'21
J'22
D'22
J'23
D'23
J'24
D'24
D'25
210k Capital
Bitcoin


CURRENT ALLOCATION
Bitcoin Equities
91.4%
Cash/Other
7.7%
Bitcoin
1.0%
Exposures are approximate and subject to change.

2025 numbers are an estimate.
Current Allocation is as of January 31, 2026.

Advisory and Consulting

Nakamoto's Advisory and Consulting Services, supplemented by Bitcoin for Corporations, provide strategic advisory services to Bitcoin-native and adjacent businesses navigating capital formation, strategic transactions, regulatory complexity, and scale.

Our advisory platform reflects the collective expertise of our operating team and partners, built around real execution and spanning five core competencies.

- **Strategy & Execution**
- **Mergers & Acquisitions**
- **Capital Formation**
- **Political & Regulatory**
- **Branding & Marketing**

Bitcoin for Corporations signals our first investment into this vertical, leveraging an established and growing membership model and a multi-year brand partnership with Strategy.

40+

BFC Members

$2.5M

BFC Recurring Annual Revenue

BITCOIN FOR CORPORATIONS

NAKAMOTO

Source: Nakamoto Management
FY2025 financials are latest estimates from BTC management.

NAKAMOTO 中本

Nakamoto Building and Backing the Global Bitcoin Economy

Nakamoto's vision is to shape the global Bitcoin economy by building, advising, and investing in Bitcoin-native businesses with integrity, discipline, and long-term conviction. Our mission is to provide shareholders with differentiated exposure to Bitcoin's global growth.

Contact us: investors@nakamoto.com